Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Albemarle Corp.
Cusip/Sedol/ISIN of Security Purchased: 012725AA5
Date of Transaction: 12/7/2010
Date Offering Commenced: 12/7/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.101 ($98.451)
Offering Price at Close of 1st full business day on which sales were made: $99.101
Underwriting Commission, Spread or Profit: UW Fee 0.65%     Price per
Bond $13.00
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
# of Shares/Par Amount of Purchase in Fund: 30,000
Principal Amount of Purchase in Fund: $29,730
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $350,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: SAIC Inc. 4.45% Notes due
12/01/2020
Cusip/Sedol/ISIN of Security Purchased: 78390XAD3
Date of Transaction: 12/13/2010
Date Offering Commenced: 12/13/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.637
Offering Price at Close of 1st full business day on which sales were made: $99.637
Underwriting Commission, Spread or Profit: UW Fee 0.65%     Price per
Bond $7.00
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: 25,000
Principal Amount of Purchase in Fund: $24,963
Aggregate Principal Amount of Purchase: $1,950,000
Principal Amount of Total Offering: $450,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: SAIC Inc. 5.95% Notes due
12/01/2040
Cusip/Sedol/ISIN of Security Purchased: 78390XAB7
Date of Transaction: 12/13/2010
Date Offering Commenced: 12/13/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.851
Offering Price at Close of 1st full business day on which sales were made: $99.851
Underwriting Commission, Spread or Profit: UW Fee 0.875%     Price
per Bond $18.00
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: 10,000
Principal Amount of Purchase in Fund: $9,964
Aggregate Principal Amount of Purchase: $4,080,000
Principal Amount of Total Offering: $300,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Variable
Contracts-Large Cap Value III
Name of Issuer: General Motors
Cusip/Sedol/ISIN of Security Purchased: GM
Date of Transaction: 11/18/2010
Date Offering Commenced: 11/03/2010
Purchase Price/Unit (Net of fees and expenses):
 $33.00
Offering Price at Close of 1st full business day on which sales were made: $34.19
Underwriting Commission, Spread or Profit: 0.75%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Sanford C. Bernstein
# of Shares/Par Amount of Purchase in Fund: 11,000
Principal Amount of Purchase in Fund: 363,000
Aggregate Principal Amount of Purchase: 132,000,000
Principal Amount of Total Offering: 15,774,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Account I
Name of Issuer: Pacific Biosciences of
California, Inc. (PACB) IPO
Cusip/Sedol/ISIN of Security Purchased: 69404D10
Date of Transaction: 10/26/2010
Date Offering Commenced: 10/26/2010
Purchase Price/Unit (Net of fees and expenses):
 $16.00
Offering Price at Close of 1st full business day on which sales were made: $16.00
Underwriting Commission, Spread or Profit: $1.12
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 4,100
Principal Amount of Purchase in Fund: 65,600.00
Aggregate Principal Amount of Purchase: 2,155,200
Principal Amount of Total Offering: $200,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Name of Purchasing Fund: Principal Small Cap Value
Account I
Name of Issuer: The Fresh Market, Inc.
(TFM) IPO
Cusip/Sedol/ISIN of Security Purchased: 35804H10
Date of Transaction: 11/04/2010
Date Offering Commenced: 11/04/2010
Purchase Price/Unit (Net of fees and expenses):
 $22.00
Offering Price at Close of 1st full business day on which sales were made: $22.00
Underwriting Commission, Spread or Profit: $1.54
Name of Underwriter from whom Purchased: Merrill Lynch & Company
Inc.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 2,100
Principal Amount of Purchase in Fund: 46,200.00
Aggregate Principal Amount of Purchase: 1,478,400
Principal Amount of Total Offering: $289,850,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Account I
Name of Issuer: Aeroflex Holding Corp.
(ARX) IPO
Cusip/Sedol/ISIN of Security Purchased: 776710
Date of Transaction: 11/19/2010
Date Offering Commenced: 11/19/2010
Purchase Price/Unit (Net of fees and expenses):
 $13.50
Offering Price at Close of 1st full business day on which sales were made: $13.50
Underwriting Commission, Spread or Profit: $0.84
Name of Underwriter from whom Purchased: Goldman Sachs & Company
New York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 2,300
Principal Amount of Purchase in Fund: 31,050.00
Aggregate Principal Amount of Purchase: 1,179,900
Principal Amount of Total Offering: $232,875,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Account I
Name of Issuer: Targa Resources Corp.
(TRGP) IPO
Cusip/Sedol/ISIN of Security Purchased: 87612G10
Date of Transaction: 12/06/2010
Date Offering Commenced: 12/06/2010
Purchase Price/Unit (Net of fees and expenses):
 $22.00
Offering Price at Close of 1st full business day on which sales were made: $22.00
Underwriting Commission, Spread or Profit: $1.21
Name of Underwriter from whom Purchased: Barclays Bank plc
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,600
Principal Amount of Purchase in Fund: 35,200.00
Aggregate Principal Amount of Purchase: 1,471,800
Principal Amount of Total Offering: $360,250,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Account I
Name of Issuer: FleetCor Technologies Inc.
(FLT) IPO
Cusip/Sedol/ISIN of Security Purchased: 33904110
Date of Transaction: 12/14/2010
Date Offering Commenced: 12/14/2010
Purchase Price/Unit (Net of fees and expenses):
 $23.00
Offering Price at Close of 1st full business day on which sales were made: $23.00
Underwriting Commission, Spread or Profit: $1.44
Name of Underwriter from whom Purchased: Goldman Sachs and Company
New York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 2,300
Principal Amount of Purchase in Fund: 52,900.00
Aggregate Principal Amount of Purchase: 10,225,800
Principal Amount of Total Offering: $291,525,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President